UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2013

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2013, ARI Network Services, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”) whereby the Company agreed to sell and the Purchasers agreed to purchase (1) an aggregate of 3,200,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an amount equal to a per share purchase price of $1.50, and (2) warrants (the “Warrants”) to purchase an aggregate of 1,066,667 shares of Common Stock (the “Warrant Shares”).  The Warrants, which were issued pursuant to Common Stock Purchase Warrant agreements dated March 15, 2013 (the “Warrant Agreements”), were exercisable immediately upon issuance at an exercise price of $2.00 per share and will expire on March 15, 2018.  In connection with the transaction, the Company received gross cash proceeds of $4,500,000 and received forgiveness of $300,000 of indebtedness under the $3,500,000 Secured Non-Negotiable Subordinated Promissory Note dated November 28, 2012 issued to Michael D. Sifen, Inc. (the “Holder”), as evidenced by the First Amendment to Secured Non-Negotiable Subordinated Promissory Note (the “Note Amendment”) dated as of March 15, 2013, between the Company and the Holder.  The gross cash proceeds were used by the Company to pay certain fees relating to the transaction, including, without limitation, $288,000 in placement agent fees and reimbursement of legal fees paid to Ascendiant Capital Markets, LLC (“Ascendiant”).

The transactions contemplated by the Purchase Agreement, including the issuance of the Shares and the Warrants, were completed on March 15, 2013.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement dated March 12, 2013, among each of the Purchasers, Ascendiant, an affiliate of Ascendiant (the “Ascendiant Affiliate”) and the Company (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, on or prior to the 45th calendar day following the date of the Registration Rights Agreement, the Company is required, subject to the terms and conditions thereof, to prepare and file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) covering the resale of the Shares and the Warrant Shares.  The Company is further required under the Registration Rights Agreement to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible after the filing thereof, but in no event later than the 105th calendar day following the date of the Registration Rights Agreement, and to keep the Registration Statement effective for the minimum period described in the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Warrant Agreements, the Note Amendment and the Registration Rights Agreement are qualified in their entirety by reference to the full text of each document.  The forms of the Purchase Agreement, the Warrant Agreements and the Registration Rights Agreement are attached hereto as Exhibits 10.1, 4.1 and 10.2, respectively, and the Note Amendment is attached hereto as Exhibit 4.2, and each of them is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Purchase Agreement and the related issuance of the Shares and the Warrants set forth above under Item 1.01 is incorporated by reference into this Item 3.02.  In addition to such issuances, on March 15, 2013, the Company issued a warrant to purchase in the aggregate 64,000 shares of Common Stock to Ascendiant and the Ascendiant Affiliate on the same terms as the Warrant Agreements described above under Item 1.01 pursuant to the terms of the Company’s placement agency arrangement with Ascendiant.  The Company believes that each of these transactions was exempt from registration requirements under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Each of the Purchasers, Ascendiant and the Ascendiant Affiliate represented its intention to acquire the securities for investment only and not with a view toward their distribution, and appropriate legends will be affixed to the share certificates and the Warrants.

Item 3.03	Material Modification to the Rights of Security Holders.

In connection with the Purchase Agreement and the acquisition of Shares thereunder by the Holder, the Company amended the Rights Agreement dated August 7, 2003, between the Company and American Stock Transfer & Trust Company, LLC (as amended, the “Rights Agreement”), and thereby also amended the related preferred share purchase rights.  The amendment provides that the Holder will not become an “Acquiring Person,” as defined in the Rights Agreement, in connection with its acquisition of shares of the Company’s Common Stock and the Warrants to purchase Common Stock (and exercise thereof) pursuant to the Purchase Agreement as partial consideration for the Note and for so long as the Holder and its affiliates do not acquire an additional 1.0% of the Company’s outstanding shares, and confirms that no rights were triggered under other provisions of the Rights Agreement in connection with the transactions described herein.  The amendment was not in response to any takeover proposal for the Company.  A copy of the Third Amendment to Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01	Other Events.

On March 12, 2013, the Company issued a press release announcing the execution of the Purchase Agreement and the related events described herein.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No	Description
	4.1	Form of Common Stock Purchase Warrant dated March 15, 2013
	4.2	First Amendment to Secured Non-Negotiable Subordinated Promissory Note dated as of March 15, 2013, between ARI Network Services, Inc. and Michael D. Sifen, Inc.
	10.1	Form of Securities Purchase Agreement dated March 12, 2013, between ARI Network Services, Inc. and the Purchasers identified therein*
	10.2	Form of Registration Rights Agreement dated as of March 12, 2013, among ARI Network Services, Inc., the Ascendiant Affiliate and each of the several Purchasers signatory thereto
	10.3	Third Amendment to Rights Agreement

	99.1	Press Release dated March 12, 2013

*  The Company agrees to furnish supplementally a copy of omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2013

ARI NETWORK SERVICES, INC.

By:

/s/ Darin R. Janecek

Darin R. Janecek
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
4.1	Form of Common Stock Purchase Warrant dated March 15, 2013
4.2	First Amendment to Secured Non-Negotiable Subordinated Promissory Note dated as of March 15, 2013, between ARI Network Services, Inc. and Michael D. Sifen, Inc.
10.1	Form of Securities Purchase Agreement dated March 12, 2013, between ARI Network Services, Inc. and the Purchasers identified therein*
10.2	Form of Registration Rights Agreement dated as of March 12, 2013, among ARI Network Services, Inc., the Ascendiant Affiliate and each of the several Purchasers signatory thereto
10.3	Third Amendment to Rights Agreement

99.1	Press Release dated March 12, 2013